AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B
EXECUTIVE ADVANTAGEsm
GROUP FLEXIBLE PREMIUM
VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
SUPPLEMENT DATED SEPTEMBER 19, 2007
TO POLICY PROSPECTUS

          Effective September 19, 2007, American International Life Assurance Company of New York ("AI Life") is amending its variable universal life insurance Policy prospectus for the sole purpose of amending the "Legal Proceedings" section of the prospectus.  In September 2007, the Securities and Exchange Commission granted AI Life's parent company, American International Group, Inc., a permanent exemptive order pursuant to Section 9(c) of the Investment Company Act of 1940, and the current "Legal Proceedings" disclosure in AI Life's prospectus is no longer applicable.

          The "Legal Proceedings" section of the prospectus is deleted and replaced in its entirety with the following:

LEGAL PROCEEDINGS

          AI Life is a party to various lawsuits and proceedings arising in the ordinary course of business.  Many of these lawsuits and proceedings arise in jurisdictions that permit damage awards disproportionate to the actual damages incurred.  Based upon information presently available, AI Life believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on AI Life's results of operations and financial position.